Exhibit 10.1
FIFTH AMENDING AGREEMENT
THIS FIFTH AMENDING AGREEMENT (the “Amendment”) is dated as of November 21, 2019 and is entered into between Whistler Mountain Resort Limited Partnership (“Whistler LP”), by its general partner, Whistler Blackcomb Holdings Inc. (the “Parent GP”), and Blackcomb Skiing Enterprises Limited Partnership (“Blackcomb LP” and together with Whistler LP, the “Borrowers”), by its general partner, Parent GP, the guarantors party hereto, each of the lenders party hereto, and The Toronto-Dominion Bank, as administrative agent (the “Administrative Agent”);
WHEREAS the Borrowers, the lenders from time to time party thereto (the “Lenders”), the guarantors from time to time party thereto (the “Guarantors”) and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of November 12, 2013, as amended by a First Amending Agreement dated as of October 30, 2014, a Second Amending Agreement and Waiver dated as of October 14, 2016, a Third Amending Agreement dated as of February 13, 2017 and a Fourth Amending Agreement dated as of November 30, 2019 (as amended, restated, amended and restated, supplemented, extended or otherwise modified to but excluding the date hereof, the “Credit Agreement”);
AND WHEREAS the Borrowers have submitted an extension request (the “Extension Request”) to extend the Maturity Date under the Credit Agreement to December 15, 2024 (the “New Maturity Date”);
AND WHEREAS pursuant to Section 18.01 of the Credit Agreement, the Extension Request requires the approval of all of the affected Lenders;
AND WHEREAS the parties wish to make certain ancillary amendments to the Credit Agreement in connection with the Extension Request;
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
ARTICLE 1
INTERPRETATION
Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
ARTICLE 2
AMENDMENTS TO CREDIT AGREEMENT
Subject to the satisfaction of each of the conditions set forth in this Amendment, and in reliance on the representations, warranties and agreements contained in this Amendment, the Credit Agreement is hereby amended as follows:

2.1	Definition of Maturity Date
Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of “Maturity Date” in its entirety and replacing it with the following:
““Maturity Date” means December 15, 2024, or any subsequent date to which the Maturity Date is extended in accordance with Section 2.11.”

2.2	Additional Definitions
Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in alphabetical order:
““CDOR Scheduled Unavailability Date” has the meaning attributed thereto in Section 3.07(1)(c).
“CDOR Successor Rate” has the meaning set forth in Section 3.07(1).
“LIBO Successor Rate” has the meaning set forth in Section 3.08(1)(a).
“LIBOR Scheduled Unavailability Date” has the meaning set forth in Section 3.08(1)(c).
“LIBOR Screen Rate” has the meaning set forth in Section 3.08(1)(a).”

2.3	CDOR Discontinuation
Article 3 of the Credit Agreement is hereby amended by adding the following Section 3.07:
“3.07    CDOR Discontinuation

(1)
If the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or the Majority Lenders notify the Administrative Agent that the Borrower or Majority Lenders (as applicable) have determined that:

(a)
adequate and reasonable means do not exist for ascertaining CDOR (including, in all references within this Section 3.07, the BA Discount Rate), including because the Reuters Screen CDOR Page is not available or published on a current basis for the applicable Interest Period, and such circumstances are unlikely to be temporary;

(b)
the administrator of CDOR or a Governmental Authority having jurisdiction has made a public statement identifying a specific date after which CDOR will permanently or indefinitely cease to be made available or permitted to be used for determining the interest rate of loans;

(c)
a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which CDOR shall no longer be permitted to be used for determining the interest rate of loans (each such specific date in paragraph (b) above and in this paragraph (c) a “CDOR Scheduled Unavailability Date”); or

(d)
syndicated loans currently being executed, or that include language similar to that contained in this Section 3.07(1), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace CDOR, then reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrowers may mutually agree upon a successor rate to CDOR, and the Administrative Agent and the Borrowers may amend this Agreement to replace CDOR with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein), giving due consideration to any evolving or then existing convention for similar Canadian Dollars denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “CDOR Successor Rate”), together with any proposed CDOR Successor Rate conforming changes and any such amendment shall become effective at 5:00 p.m. (Toronto time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders do not accept such amendment.

(2)
If no CDOR Successor Rate has been determined and the circumstances under Section 3.07(1)(a) above exist or a CDOR Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, (i) the obligation of the Lenders to make or maintain Bankers’ Acceptances and BA Equivalent Notes, shall be suspended (to the extent of the affected Bankers’ Acceptances, BA Equivalent Notes, or Interest Periods) and (ii) CDOR shall no longer be utilized as a component in determining the Canadian Prime Rates. Upon receipt of such notice, a Borrower may revoke any pending request for an Advance of, conversion to or rollover of Bankers’ Acceptances or BA Equivalent Notes (to the extent of the affected Bankers’ Acceptances, BA Equivalent Notes, or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Canadian Prime Rate Advance (subject to the foregoing clause (ii)) in the amount specified therein.

(3)
Notwithstanding anything else herein, any definition of the CDOR Successor Rate (exclusive of any margin) shall provide that in no event shall such CDOR Successor Rate be less than zero for the purposes of this Agreement.”

2.4	LIBOR Discontinuation
Article 3 of the Credit Agreement is hereby amended by adding the following Section 3.08:
“3.08    LIBOR Discontinuation

(1)
If the Administrative Agent determines (which determination shall be conclusive absent manifest error), or the Borrowers or the Majority Lenders notify the Administrative Agent that the Borrower or Majority Lenders (as applicable) have determined that:

(a)
adequate and reasonable means do not exist for ascertaining the LIBOR Rate, including because the “LIBOR01 Page” of the Reuters Money Rates Service (or any successor source from time to time for such rate) (the “LIBOR Screen Rate”) is not available or published on a current basis for an Advance in the applicable currency or for the applicable Interest Period and such circumstances are unlikely to be temporary;

(b)
the administrator of the LIBOR Screen Rate or a Governmental Authority having jurisdiction over the administrator of the LIBOR Screen Rate has made a public statement identifying a specific date after which the LIBOR Screen Rate will permanently or indefinitely cease to be made available or permitted to be used for determining the interest rate of loans;

(c)
a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBOR Rate or the LIBOR Screen Rate shall no longer be permitted to be used for determining the interest rate of loans (each such specific date in paragraph (b) above and in this paragraph (c) a “LIBOR Scheduled Unavailability Date”); or

(d)
syndicated loans currently being executed, or that include language similar to that contained in this Section 3.08(1), are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace the LIBOR Rate, then reasonably promptly after such determination by the Administrative Agent or receipt by the Administrative Agent of such notice, as applicable, the Administrative Agent and the Borrowers may mutually agree upon a successor rate to the LIBOR Rate, and the Administrative Agent and the Borrowers may amend this Agreement to replace the LIBOR Rate with an alternate benchmark rate (including any mathematical or other adjustments to the benchmark (if any) incorporated therein ), giving due consideration to any evolving or then existing convention for similar U.S. Dollar denominated syndicated credit facilities for such alternative benchmarks (any such proposed rate, a “LIBO Successor Rate”), together with any proposed LIBO Successor Rate conforming changes and any such amendment shall become effective at 5:00 p.m. (Toronto time) on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrowers unless, prior to such time, Lenders comprising the Majority Lenders have delivered to the Administrative Agent written notice that such Majority Lenders do not accept such amendment.

(2)
If no LIBO Successor Rate has been determined and the circumstances under Section 3.08(1)(a) above exist or a LIBOR Scheduled Unavailability Date has occurred (as applicable), the Administrative Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Advances shall be suspended (to the extent of the affected LIBOR Advances or Interest Periods). Upon receipt of such notice, a Borrower may revoke any pending request for an Advance of, conversion to or rollover of LIBOR Advances (to the extent of the affected LIBOR Advances or Interest Periods) or, failing that, will be deemed to have converted such request into a request for U.S. Base Rate Advances in the amount specified therein.

(3)
Notwithstanding anything else herein, any definition of the LIBO Successor Rate (exclusive of any margin) shall provide that in no event shall such LIBO Successor Rate be less than zero for the purposes of this Agreement.”

2.5	Qualified Financial Contract
The Credit Agreement is hereby amended by adding the following Article 24:
“ARTICLE 24
QUALIFIED FINANCIAL CONTRACT MATTERS
24.01 Acknowledgment Regarding Any Supported QFCs
To the extent that the Credit Documents provide support, through a guarantee or otherwise, for any Hedge Obligation or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Credit Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a)
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States.

(b)
In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Credit Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Credit Documents were governed by the laws of the United States or a state of the United States.

(c)	“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.
“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).”
ARTICLE 3
REPRESENTAIONS AND WARRANTIES

3.1	Representations and Warranties
Each of the Parent GP and the Loan Parties represents and warrants that the representations and warranties contained in Section 7.01 of the Credit Agreement continue to be true and correct as if made on and as of the date hereof except for those changes to the representations and warranties which have been disclosed to and accepted by the Administrative Agent and the Lenders pursuant to Section 18.01 of the Credit Agreement and any representation and warranty which is stated to be made only as of a certain date (and then as of such date). Each of the Parent GP and the Loan Parties further represents and warrants that:

(a)	no Default or Event of Default has occurred and is continuing or would exist after giving effect to the amendments contemplated hereto;

(b)	it has all requisite corporate, partnership or other power and authority to enter into and perform its obligations under this Amendment;

(c)	the execution, delivery and performance of this Amendment has been duly authorized by all corporate, partnership or other analogous actions required and this Amendment has been duly executed and delivered by it, and constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms, subject only to any limitations under Laws relating to (i) bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors’ rights generally; and (ii) general equitable principles including the discretion that a court may exercise in granting of equitable remedies; and

(d)
the execution and delivery of this Amendment and the performance of its obligations hereunder and compliance with the terms, conditions and provisions hereof, will not (i) conflict with or result in a breach of any of the material terms, conditions or provisions of (a) its partnership agreement or other constating documents, as applicable, or by laws, (b) any Law, (c) any Material Agreement or Material Permit, or (d) any judgment, injunction, determination or award which is binding on it; or (ii) result in, require or permit (x) the imposition of any Encumbrance in, on or with respect to the Assets now owned or hereafter acquired by it (other than pursuant to the Security Documents or which is a Permitted Encumbrance), (y) the acceleration of the maturity of any material Debt binding on or affecting it, or (z) any third party to terminate or acquire any rights materially adverse to Parent GP or the applicable Loan Party under any Material Agreement.

ARTICLE 4
CONFIRMATION OF SECURITY

4.1	Confirmation of Security Documents
Each of the Parent GP, the Borrowers and the other Loan Parties hereby acknowledges and confirms that each Security Document to which it is a party:

(a)
is and shall remain in full force and effect in all respects, notwithstanding the amendments and supplements to the Credit Agreement made pursuant to this Amendment, and has not been amended, terminated, discharged or released;

(b)	constitutes a legal, valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms; and

(c)
shall, together with that portion of the Security constituted thereby, continue to exist and apply to all of the Guaranteed Obligations and other obligations of the undersigned including, without limitation, any and all obligations, liabilities and indebtedness of the undersigned pursuant to Accommodations or otherwise outstanding under the Credit Agreement and the other Credit Documents to which it is a party.

4.2	Nature of Acknowledgements
The foregoing acknowledgements and confirmations (i) are in addition to and shall not limit, derogate from or otherwise affect any provisions of the Credit Agreement or the other Credit Documents, and (ii) do not serve as an acknowledgment by any of the Lenders or the Administrative Agent that, in the event of a future change to the constitution of any Loan Party, any material change to the terms of the Credit Agreement or the other Credit Documents or any other change of circumstances, a similar acknowledgment and confirmation need be entered into.

4.3	Further Assurances
The parties hereto shall from time to time do all such further acts and things and execute and deliver all such documents as are required in order to effect the full intent of and fully perform and carry out the terms of this Agreement.

ARTICLE 5
CONDITIONS
The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received a copy of this Amendment duly executed by all parties hereto;

(b)	the Administrative Agent shall have received, on behalf of the Lenders, payment in full from the Borrowers of all fees relating to the Amendment;

(c)
each of the Borrowers shall have delivered to the Administrative Agent evidence of the corporate or partnership authority of each such party to execute, deliver and perform its obligations under the Amendment, and, as applicable, all other agreements and documents executed by such party in connection therewith, all in form and substance satisfactory to the Administrative Agent and the Lenders;

(d)	no Default or Event of Default shall have occurred and be continuing; and

(e)
all representations and warranties set out in the Credit Documents and this Amendment shall be true and correct as if made on and as of the date hereof except for those changes to the representations and warranties which have been disclosed to and accepted by the Administrative Agent and the Lenders pursuant to Section 18.01 of the Credit Agreement and any representation and warranty which is stated to be made only as of a certain date (and then as of such date).

ARTICLE 6
MISCELLANEOUS

6.1	Benefits
This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

6.2	References to the Credit Agreement
As of and from the effective date of this Amendment, each reference to the “Credit Agreement” in any of the Credit Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment.

6.3	Governing Law
This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein.

6.4	Credit Document
This Amendment shall be a Credit Document.

6.5	Limited Effect
Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect and are hereby ratified and confirmed by the Borrowers.

6.6	Counterparts
This Amendment may be executed in any number of counterparts, including by facsimile or portable document format, each of which shall be deemed to be an original.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Michael Barkin
Name: Michael Barkin
Title: CFO and EVP

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Borrower
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

THE TORONTO-DOMINION BANK, as Administrative Agent
By:	/s/ Feroz Haq
Feroz Haq
Director, Loan Syndications - Agency

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ Rahim Kabani
Rahim Kabani
Managing Director

By:	/s/ Ben Montgomery
Ben Montgomery
Director

BANK OF AMERICA, N.A., CANADA BRANCH, as Lender
By:	/s/ David Rafferty
Vice President

BANK OF MONTREAL, as Lender
By:	/s/ Doug Mills
Doug Mills
Managing Director - Corporate Finance Division

By:	/s/ Tony Chong
Tony Chong
Director - Corporate Finance Division

WELLS FARGO BANK, N.A., CANADIAN BRANCH, as Lender
By:	/s/ Andre-Gilles Charbonneau
Andre-Gilles Charbonneau
Vice President
Wells Fargo Commercial Banking

ROYAL BANK OF CANADA, as Lender
By:	/s/ Jenny J. Wang
Jenny J. Wang
Vice President

CANADIAN IMPERIAL BANK OF COMMERCE, as Lender
By:	/s/ Zee Noorani
Zee Noorani
Authorized Signatory

By:	/s/ Thomas MacGregor
Thomas MacGregor
Authorized Signatory

FÉDÉRATION DES CAISSES DESJARDINS DU QUÉBEC, as Lender
By:	/s/ Oliver Sumugod
Oliver Sumugod
Director

By:	/s/ Matt van Remmen
Matt van Remmen
Managing Director

HSBC BANK CANADA, as Lender
By:	/s/ Doug Remington
Doug Remington
Vice President

By:	/s/ Hai Pham
Hai Pham
Assistant Vice President - Corporate Banking

WHISTLER MOUNTAIN RESORT LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

BLACKCOMB SKIING ENTERPRISES LIMITED PARTNERSHIP, by its general partner, WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER BLACKCOMB HOLDINGS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER & BLACKCOMB MOUNTAIN RESORTS LIMITED, as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

PEAK TO CREEK LODGING COMPANY LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

BLACKCOMB MOUNTAIN DEVELOPMENT LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

GARIBALDI LIFTS LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER BLACKCOMB EMPLOYMENT CORP., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER/BLACKCOMB MOUNTAIN EMPLOYEE HOUSING LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER SKI SCHOOL LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

CRANKWORX EVENTS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER HELI-SKIING LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

PEAK TO CREEK HOLDINGS CORP., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WB LAND INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER BLACKCOMB GENERAL PARTNER LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WB/T DEVELOPMENT LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

BLACKCOMB SKIING ENTERPRISES LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

AFFINITY SNOWSPORTS INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WHISTLER ALPINE CLUB INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

WB LAND (CREEKSIDE SNOW SCHOOL) INC., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

1016563 B.C. LTD., as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP

SUMMIT SKI LIMITED, as Guarantor
By:	/s/ Michael Barkin
Name: Michael Barkin Title: CFO and EVP